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                                                                 Exhibit 99.5


PROXY                          PURE SOFTWARE INC.                          PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        SPECIAL MEETING OF STOCKHOLDERS
                                AUGUST 23, 1996

  The undersigned stockholder(s) of Pure Software Inc., a Delaware corporation ("Pure"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Prospectus/Joint Proxy Statement, each dated July 26, 1996, and hereby appoints Reed Hastings and Chuck Bay, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Pure to be held on August 23, 1996 at 9:00 a.m., local time, at TECHMART, 5201 Great America Parkway, Santa Clara, California and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1. PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF PURE TO THE STOCKHOLDERS OF ATRIA SOFTWARE, INC. ("ATRIA") PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF JUNE 6, 1996, AMONG PURE, ATRIA AND CST ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF PURE ("MERGER SUB"), PROVIDING FOR THE MERGER OF MERGER SUB WITH AND INTO PURE (THE "MERGER").

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

ITEM 2. PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION OF PURE (THE "CERTIFICATE") TO CHANGE THE CORPORATE NAME OF PURE TO "PURE ATRIA CORPORATION" SUBJECT TO AND UPON CONSUMMATION OF THE MERGER.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

ITEM 3. PROPOSAL TO INCREASE BY 2,200,000 SHARES THE SHARES RESERVED FOR ISSUANCE UNDER THE PURE 1995 STOCK OPTION PLAN, SUBJECT TO AND UPON CONSUMMATION OF THE MERGER.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

                 (Continued and to be signed, on reverse side)

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                          (Continued from other side)

  In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ISSUANCE OF SHARES, FOR AMENDMENT OF THE CERTIFICATE, FOR INCREASE OF THE SHARES RESERVED FOR ISSUANCE UNDER THE 1995 STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
                                               -------------------------------
                                                   Typed or Printed Name(s)
                                               -------------------------------
                                                          Signature
                                               -------------------------------
                                                          Signature
                                               -------------------------------
                                                     Title, if applicable

                                               Dated:                   ,1996
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                                               This Proxy should be marked,
                                               dated, signed by the stockhold-
                                               er(s) exactly as his or her
                                               name appears hereon and re-
                                               turned promptly in the enclosed
                                               envelope. Persons signing in a
                                               fiduciary capacity should so
                                               indicate. If shares are held by
                                               joint tenants or as community
                                               property, both should sign.